UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Ave, Suite 1910 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 19, 2012, C&J Energy Services, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, its wholly owned subsidiary C&J Spec-Rent Services, Inc. (“Spec-Rent”), Energy Spectrum Partners IV LP (the “Selling Stockholder”) and Goldman, Sachs & Co. (the “Underwriter”), relating to the sale (the “Offering”) by the Selling Stockholder to the Underwriter of an aggregate of 3,296,549 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The material terms of the Offering are described in the prospectus, dated November 19, 2012 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 21, 2012 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the SEC pursuant to an effective registration statement on Form S-3 (File No. 333-173188) filed by the Company under the Securities Act with the SEC on August 8, 2012 and declared effective on August 21, 2012.

In the Underwriting Agreement, the Company, Spec-Rent and the Selling Stockholder each agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The Offering is expected to close on November 26, 2012, subject to customary closing conditions. The Company will not receive any proceeds from the Offering, and the number of outstanding shares of the Company’s Common Stock will not change as a result of the Offering.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

1.1	Underwriting Agreement, dated November 19, 2012, by and among C&J Energy Services, Inc., C&J Spec-Rent Services, Inc., Energy Spectrum Partners IV LP and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC. (Registrant)

Date: November 21, 2012	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Number	Description of Exhibits

1.1	Underwriting Agreement, dated November 19, 2012, by and among C&J Energy Services, Inc., C&J Spec-Rent Services, Inc., Energy Spectrum Partners IV LP and Goldman, Sachs & Co.